J.P. Morgan Income Funds

JPMorgan Emerging Markets Debt Fund
(All Share Classes)
(a series of JPMorgan Trust I)

Supplement dated August 20, 2009
to the Prospectuses dated July 1, 2009, as Supplemented

Portfolio Manager Change. The following paragraph replaces the relevant disclosure under the heading “Emerging Markets Debt Fund” in “The Portfolio Managers” subsection in “The Fund’s Management and Administration” section for the JPMorgan Emerging Markets Debt Fund:

Emerging Markets Debt Fund

Robert Michele, CFA and Managing Director, is the lead portfolio manager and is responsible for the day-to-day management of the Fund. Mr. Michele is the Global Chief Investment Officer with J.P. Morgan Asset Management’s Global Fixed Income and Currency Group. In this role, he is responsible for overseeing the activities of the New York and London fixed income investment teams. Prior to joining JPMIM in 2008, Mr. Michele was at Schroder Investment Management for ten years, most recently serving as the global head of fixed income. He also previously served as the head of Schroder’s U.S. Fixed Income Group, based in New York.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
PROSPECTUS FOR FUTURE REFERENCE

SUP-EMD-PM-809